BDO Dunwoody LLP	#604 – 750 West Pender Street
Chartered Accountants and Advisors	Vancouver, BC, Canada V6C 2T7
Telephone: (604) 689-0188
Fax: (604) 689-9773

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption “Change in Certifying Accountants” in the Company’s registration statement on Form S-1 filed with the U.S. Securities and Exchange Commission on or around August 13, 2008 (the “Registration Statement”). We consent to the use in the Registration Statement of our report dated May 30, 2008 included therein relating to the consolidated financial statements of the Company and its subsidiaries for the year ended February 29, 2008 and for the period from November 4, 2004 (date of inception) to February 29, 2008. We also consent to the reference to our firm under the heading “Experts” in the Registration Statement.

/s/ BDO Dunwoody LLP

BDO Dunwoody LLP, Chartered Accountants

Vancouver, Canada
August 13, 2008

BDO Dunwoody LLP is a Limited Liability Partnership registered in Ontario

A PARTNERSHIP OF INCORPORATED PROFESSIONALS	AMISANO HANSON
CHARTERED ACCOUNTANTS

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption “Change in Certifying Accountants” in the Company’s registration statement on Form S-1 filed with the U.S. Securities and Exchange Commission on or around August 13, 2008 (the “Registration Statement”). We consent to the use in the Registration Statement of our report dated May 24, 2007 included therein relating to the consolidated financial statements of the Company and its subsidiaries for the year ended February 28, 2007 and for the period from November 4, 2004 (date of inception) to February 28, 2007. We also consent to the reference to our firm under the heading “Experts” in the Registration Statement.

/s/ Amisano Hanson

Amisano Hanson, Chartered Accountants

Vancouver, Canada
August 13, 2008

750 WEST PENDER STREET, SUITE 604	TELEPHONE: 604-689-0188
VANCOUVER CANADA	FACSIMILE: 604-689-9773
V6C 2T7	E-MAIL: amishan@telus.net